• • • • • • • • • • • • • •

• • • • • • • • • • • • • •

• • • • •

• • • • •

Fee income is 32% of total revenue (net interest income plus fee income)

• • • • • • • • • •

• • •

•

• • •

• • • • • •

• • • • • • • • •

TBV Per Share(a) Dividends as a % of Net Income • • • •

• Stock price appreciation of 75.68% • Average dividend yield of 2.92%

• • • • • • • • • •

• • • • •

Top 15 Lenders Origination Units Rank % of Total Bangor Savings Bank 1,443 1 9.7% Quicken Loans 1,192 2 8.0% Camden National Bank 878 3 5.9% Residential Mortgage Services Inc. 797 4 5.4% United Wholesale Mortgage 693 5 4.7% First, N.A. 534 6 3.6% Kennebec Savings Bank 458 7 3.1% Key Bank 446 8 3.0% Machias Savings Bank 380 9 2.6% CUSO Mortgage Corp. 310 10 2.1% TD Bank, N.A. 262 11 1.8% USA - various agencies 250 12 1.7% Harborone LLC 248 13 1.7% Atlantic Regional Federal Credit Union 232 14 1.6% Mortgage Network 226 15 1.5% All Other Lenders 6,469 - 43.7% Total 14,818 100.0% Three Months Ended March 31, 2021

Investor Presentation

Gregory Dufour | President & Chief Executive Officer
Gregory White | Chief Financial Officer

June 24, 2021

Camden NATIONAL CORPORATION

Forward Looking Statements

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the "Company"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (ii) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market, and monetary fluctuations; (iv) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (v) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs, and that could lead to impairment in the value of securities in the Company's investment portfolio; (vi) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; changes in consumer spending and savings habits; (vii) changes in tax, banking, securities and insurance laws and regulations; and (viii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters.

In addition, statements about the potential effects of the COVID-19 pandemic on the Company's businesses and results of operations and financial conditions may constitute forward-looking statements. Such statements may include, but are not limited to, statements concerning: (i) the continued effectiveness of our Pandemic Work Group; (ii) the continuing ability of our employees to work remotely; (iii) our continuing ability to staff our branches and keep our branches open; (iv) the continuing strength of our capital and liquidity positions; (v) our continued ability to access sources of contingent liquidity; (vi) the continuing strength of our asset quality within our loan portfolio; and (vii) the potential effectiveness of relief measures and programs for customers affected by COVID-19.

These statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company.

You should carefully review all of these factors, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden NATIONAL CORPORATION

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC.

Camden National Corporation


ME
NH
MA
Bangor
Ellsworth
Augusta
Lewiston
Camden
Portland
Portsmouth
Braintree
Camden National Bank
Camden National Wealth Management

Largest publicly traded bank headquartered in Northern New England

- $5.1 billion in assets
- 58 banking centers
  - Maine - 57
  - New Hampshire - 1
- 2 loan production offices
  - New Hampshire - 1
  - Massachusetts - 1
- $690 million market cap
- 50 day avg share volume of approximately 35,000
- Analyst Coverage
  - Raymond James (outperform)
  - Stephens (overweight)
  - KBW (market perform)
  - Janney (market perform)

Camden NATIONAL CORPORATION

Why Camden National?

Organic franchise growth, opportunistic acquisitions

Focused:
- Gaining market share
- Adherence to strategic plan
- Opportunistically reviewing complementary acquisitions
- Solid core funding and sticky deposit base

Consistent Performance:
- Profitability achieved through organic growth
- Improved productivity
- Disciplined expense structure
- Diversified revenue stream

Culture:
- Experienced leadership team
- Strong community spirit
- Recognized by Greenwich Associates as a customer experience leader in both Retail and Small Business Banking

Credit Quality:
- Strong credit culture and history
- Disciplined structure and process
- Low charge-offs

Camden NATIONAL CORPORATION

Responsive and Ready to Serve our Customers



Camden
NATIONAL BANK
Good Afternoon, Jane
MY ACCOUNTS
Promise Premier Checking
$52.93
Simple Promise Savings
$42.72
Promise Rewards Checking
$19.92

Dramatic shift to digital and hyper-connectivity

17 million digital banking logins vs. 2.1 million teller transactions

32% increase in Call Center activity

41% increase in secure online chat

39% of funded mortgages started with an online app

41% growth in online account openings

Awarded and Recognized

In 2020, we learned that 8 out of 10 of our consumer customers are very likely to recommend us to friends and family – a strong indicator of customer satisfaction and loyalty.



Greenwich
CX Leader
2020
2020 GREENWICH CUSTOMER EXPERIENCE LEADER:
U.S. RETAIL BANKING
(3rd year in a row)
U.S. COMMERCIAL SMALL BUSINESS BANKING



FAME
FINANCE AUTHORITY OF MAINE
2020 FINANCE AUTHORITY OF MAINE (FAME) LENDER AT WORK FOR MAINE AWARD
(11 Years)

Camden NATIONAL CORPORATION

All presented data represents full year 2020, and growth metrics compare 2020 to 2019.

First Quarter 2021 Highlights

- Record quarterly net income, up 8% over last quarter
- Released provision of $2.0 million
- Loan deferrals declined to 0.1% of loans, down from 0.8% last quarter
- Asset quality remains strong
- Maintained a strong capital and liquidity position

Net Income
$19.7 million

Diluted Earnings Per Share
$1.31

Return on Assets
1.62%

Efficiency Ratio (non-GAAP)
50.96%

Total Risk-Based Capital Ratio
16.00%

Camden NATIONAL CORPORATION

Net Interest Income and Net Interest Margin



NII and NIM
($ in millions)
$31.8
3.08%
$35.5
3.06%
$32.4
2.88%
1Q20
4Q20
1Q21
NII
NIM

Estimated Changes in Net Interest Income[1]	Year 1	Year 2
+200 bps	2.61%	10.03%
-100 bps	-0.94%	-9.80%

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro rata shift in rates over a 12 month period. In the down -100 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates are floored at the lesser of current rates or 0.25%. As of March 31, 2021.



Q1 2021 Net Interest Margin
3.06%
-0.13%
0.03%
-0.13%
0.05%
2.88%
4Q20
SBA PPP
Excess Liquidity
Asset Rate/Volume
Funding Rate/Volume
1Q21

Recent actions and continued focus

- Continue to manage deposit rates lower
- CD maturities:
  - 38% of all CDs maturing in the next 6 months
  - $89 million at 0.42% in next 90 days
  - $41 million at 0.43% in next 4-6 months

Camden NATIONAL CORPORATION

Diversified Revenue


Business Banking Services
Small Business & Commercial Lending
Business Banking (Deposits)
Treasury Management
Personal Banking Services
Personal Lending
Residential Lending
Personal Banking (Deposits)
Sophisticated Products & Services
24/7
Wealth Management
Investment Management
Brokerage
Trust Services


Fee Income Diversification - Q1 2021
Mortgage banking income 47%
Debit card income 18%
Wealth mgmt & brokerage 16%
Service charges 10%
Other income 9%
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
Millions

Fee income is 32% of total revenue (net interest income plus fee income)

Camden NATIONAL CORPORATION

All data is presented as of March 31, 2021.

Loan Portfolio

Residential Real Estate

- 69% located in Maine and 25% in Massachusetts
- 62% are primary residences, 29% second homes and 9% investment property
- 98% of balances at </= 80% LTV[1] (or supplemented with private mortgage insurance)

Commercial Real Estate

- 68% of real estate located in Maine, 18% in New Hampshire, and 8% in Massachusetts
- 91% of balances at </= 80% LTV[1]
- Top 50 CRE loans average a 67% LTV[1]

Commercial

- SBA PPP loans contributed $154.9 million to average loan balances for Q1 with an average yield of 4.85%

Loan Repricing

- $1.0 billion repricing in the next 12 months (average yield 2.92%)
- Floating rate: $886.3 million, 19% with in-the-money floors, and 74% without floors
- Adjustable rate: $99.8 million, 4% with in-the-money floors, and 50% without floors

Balances of $3.2 Billion

(as of 3/31/21)


Home Equity and Consumer 8%
Commercial 11%
SBA PPP 5%
Residential Real Estate 33%
Commercial Real Estate 43%

All data is presented as of March 31, 2021.
(1) At origination date.

Commercial Diversification

CRE and Commercial Loans by Industry
(as of 3/31/21)



Other (14 Industries <3%) 20%
Restaurants 3%
Construction 4%
Manufacturing 4%
Retail Trade 7%
Health Care / Social Asst. 7%
Lodging 14%
Real Estate Investment 41%
$1.9 billion

Real Estate Investment Breakdown
(as of 3/31/21)



Other Nonresidential Buildings 8%
1-4 Family 8%
Industrial / Warehouse 10%
Retail Store 20%
Multi-Family / Apartments 28%
Office Buildings 26%
$792 million

Exposure to COVID-19 impacted industries

- $388.8 million, or 12% of total loan portfolio, is within Lodging, Sr. Living & Care Facilities, Restaurants, and Travel & Recreation
- Approximately 53% of Lodging are nationally branded franchises. 54% located in Maine, 23% in Massachusetts, and 13% in New Hampshire
- Approximately 99% of Office Buildings are located in New England. 57% located in Maine, 33% New Hampshire, and 9% in Massachusetts

Camden NATIONAL CORPORATION

SBA PPP Loans

Total Originations

Year	Units	Total Production ($ in millions)	Total Outstanding[(1)] ($ in millions)
2020	3,034	$244.8	$41.7
2021	1,620	$102.2	$102.2
Total	**4,654**	**$347.0**	**$143.9**

- $5.6 million of origination fees were yet to be recognized at 6/10/21

Income Recognized

Period	Origination Fees ($ in millions)	Interest ($ in millions)	Total Income ($ in millions)
Full Year 2020	$6.2	$1.6	$7.8
Q1 2021	$1.5	$0.4	$1.9
4/01/21 - 6/10/21	$1.0	$0.3	$1.3
Total	**$8.7**	**$2.3**	**$11.0**

Camden NATIONAL CORPORATION

All data is presented as of June 10, 2021 unless otherwise noted.
(1) Excludes unamortized origination fees.

Loan Deferral Details

Category *($ in millions)*	12/31/2020 Deferred Volume	12/31/2020 % of Category Deferred	3/31/2021 Deferred Volume	3/31/2021 % of Category Deferred
Real Estate Investment	$7.1	0.9%	$0.9	0.1%
Lodging	$6.9	2.6%	$0.0	0.0%
Other Services (expt. Public Admin)	$3.5	7.8%	$0.0	0.0%
Other Accommodation	$1.4	4.1%	$1.4	4.1%
Restaurants	$0.4	0.9%	$0.0	0.0%
Other Business	$0.5	0.1%	$0.1	0.0%
Business	**$19.8**	**1.1%**	**$2.4**	**0.1%**
Consumer	**$6.7**	**0.5%**	**$0.0**	**0.0%**
Total	**$26.5**	**0.8%**	**$2.4**	**0.1%**

- Anticipate remaining deferrals to return to normal billing by 6/30/21
- Short term deferrals for 180 days or less
- Continued to accrue and record interest income throughout deferral period

Camden NATIONAL CORPORATION

Solid Credit Quality

NPAs / Total Assets



12/31/2009
1.07%
0.50%
0.34%
0.25%
0.22%
0.20%
2017
2018
2019
2020
1Q21

ALL / NPLs



361.65%
352.15%
225.77%
171.17%
118.92%
12/31/2009
109.31%
2017
2018
2019
2020
1Q21

NCOs / Average Loans



12/31/2009
0.37%
0.07%
0.01%
0.08%
0.02%
0.03%
2017
2018
2019
2020
1Q21

ALL / Total Loans



12/31/2009
1.33%
1.18%
1.11%
0.87%
0.82%
0.81%
2017
2018
2019
2020
1Q21

Camden NATIONAL CORPORATION

Data presented for periods prior to 2020 does not reflect the impact of CECL, as the Company has elected to delay implementation of CECL pursuant to the CARES Act.

Securities Portfolio

- Book value was $1.1 billion, up $21 million, or 2%, linked-quarter
- Average yield (FTE) of 1.87%, down 18 bps linked-quarter
- Unrealized net gain of $15.0 million on AFS compared to $37.3 million at 12/31/20
- 99.9% AFS, 0.1% HTM
- Duration 4.31 years compared to 3.95 years at 12/31/20
- 100% of municipal holdings are rated A- or better by at least one rating agency (51% carry additional credit support)

Securities Portfolio Mix
(Book Value at 3/31/21)



U.S. Agencies and Other 6%
Municipal 10%
MBS - Agency 47%
CMO - Agency 37%

($ in millions)	1Q20	2Q20	3Q20	4Q20	1Q21
Average Book Value	$927	$961	$1,029	$1,067	$1,065
Book Yield (FTE)	2.67%	2.60%	2.26%	2.05%	1.87%
Modified Duration	4.37	4.12	3.91	3.95	4.31

Camden NATIONAL CORPORATION

All data is presented as of March 31, 2021.

Funding Mix

Deposits

- Average balance of $3.8 billion
- Average deposit cost of 0.19%
- 2nd highest deposit market share in Maine (10.8% of deposits as of 6/30/20)
- 8th highest deposit market share in York and Cumberland counties (5.1% of deposits as of 6/30/20)
- Loan / Deposit ratio of 77% at 3/31/21, down from 80% at 12/31/20

Borrowings

- Average balance of $524.1 million
- Average borrowing cost of 0.99%
- 32% of borrowings are customer repurchase agreements
- Prepaid $25 million FHLB long term borrowing in February 2021, resulting in a $514,000 one-time charge

Average Funding
Q1 2021



Borrowings 12%
CDs 8%
Saving/Money Market 31%
Checking 49%

All data is presented as Q1 2021 averages unless otherwise stated.

Camden NATIONAL CORPORATION

Strong Liquidity Position



Lines of Credit Exposure
$1,292.4
$1,201.3
$1,178.0
49%
48%
48%
51%
52%
52%
3/31/2020
12/31/2020
3/31/2021
Outstanding
Unfunded

Well Positioned to Support Liquidity Needs

Liquidity Sources *(3/31/21)*	Amount *($ in millions)*
Excess Cash	$309.6
Unpledged Investment Securities	$482.6
Unpledged Municipal Securities	$100.1
Over Collateralized Securities Pledging Position	$98.2
FHLB Borrowing Capacity	$676.6
Current Fed Discount Window Availability	$58.9
Unsecured Borrowing Lines	$69.9
Total	**$1,795.9**

Brokered Deposit Access of $725.2 million

Camden NATIONAL CORPORATION

Strong Capital Position

Tier 1 Leverage Ratio



9.07%
9.53%
9.55%
9.13%
9.61%
Required Minimum(1), 4.00%
2017
2018
2019
2020
1Q21

Total Risk Based Capital Ratio



14.14%
14.36%
14.44%
15.40%
16.00%
Required Minimum(1), 10.50%
2017
2018
2019
2020
1Q21

Common Equity Tier 1 (CET1) Ratio



11.30%
11.62%
11.80%
12.45%
13.08%
Required Minimum(1), 7.00%
2017
2018
2019
2020
1Q21

($ in millions)	Ratios at 3/31/21	Amount	Required Minimum[1]	Cushion	
				Capital Above Required Minimum	Asset Growth
Tier 1 Leverage	9.61%	$461.2	4.00%	$269.2	$6,730.6
Total Assets for Leverage Ratio		$4,799.3			
Common Equity Tier 1	13.08%	$418.2	7.00%	$194.5	$2,778.1
Total Risk Based Capital	16.00%	$511.4	10.50%	$175.8	$1,674.7
Total Risk Weighted Assets		$3,196.2			

(1) "Required Minimum" ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer.

Camden NATIONAL CORPORATION

Shareholder Value: Long-Term Metrics

TBV Per Share[(a)]


$29.12
$10.94
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Q1 '21

Dividends as a % of Net Income


46%
27%
'05 (b) '06 '07 '08 '09 '10 '11 (b) '12 '13 '14 '15 (c) '16 '17 (d) '18 '19 '20 Q1 '21

- TBV per share 15 year CAGR of 6.7%
- 9 consecutive years of cash dividend increases
- $87 million in share buybacks since 2005
- Repurchased 274,354 shares in 2020 at an average price of $35.36

Camden NATIONAL CORPORATION

a) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
b) 2005 and 2011, special dividend of $0.50 per share.
c) 2015 increase is due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax.
d) 2017 increase is due to reduction in net income from a $14.3 million charge to income tax resulting from the Tax Cuts and Jobs Act of 2017.

Shareholder Value: 15 Year Total Return

- Stock price appreciation of 75.68%
- Average dividend yield of 2.92%



400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Jun-21
353%
177%
149%
80%
CAC
SNL U.S. Bank $1B-$5B
S&P 500
CAC Proxy Peer Group

Camden NATIONAL CORPORATION

Source: S&P Global
Data range: June 17, 2006 – June 16, 2021

Investment Summary

Proven Management Team

- Delivered on previous acquisition commitments
- Long-term strategic perspective
- Diverse experience from community and large bank perspectives

Strong Market Share and Brand Recognition

- 146 year operating history
- #2 overall deposit market share in Maine, 1st in community banks
- #3 mortgage originator in Maine, with 5.9% of all mortgage originations in the state

Quality Growth

- Consistent long-term growth - both organically and through acquisitions
- Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets

Strong Fundamental Operating Metrics

- Historically strong credit quality with nonperforming assets consistently less than 1% of total assets
- Solid efficiency ratio, ROAA and ROATCE

Camden NATIONAL CORPORATION

Appendix

Seasoned Management Team

Name	Position	Age	Years of Banking Experience	Year joined Camden
Greg Dufour	President and CEO	61	30+	2001
Greg White	EVP Chief Financial Officer	56	30+	2020
Joanne Campbell	EVP Risk Management	58	30+	1996
William Martel	EVP Technology & Support Services	51	20+	2020
Jennifer Mirabile	EVP Director of Wealth Management	61	30+	2017
Tim Nightingale	EVP Chief Credit Officer	63	30+	2000
Heather Robinson, CPA	SVP Chief Human Resources Officer	47	2	2018
Patricia Rose	EVP Retail Banking	57	30+	2017
Ryan Smith	EVP Commercial Banking	48	25+	2012
Renée Smyth	EVP Chief Experience & Marketing Officer	50	15+	2015

Camden NATIONAL CORPORATION

Income Statement

$ thousands	1Q21	4Q20	3Q20	2Q20	1Q20
Net interest income	**$32,364**	$35,461	$34,481	$34,539	$31,826
Non-interest income	**$15,215**	$14,331	$12,696	$12,060	$11,403
Total revenue	**$47,579**	$49,792	$47,177	$46,599	$43,229
Non-interest expense	**$24,899**	$26,692	$25,221	$23,509	$24,561
Pretax, pre-provision earnings[1]	**$22,680**	$23,100	$21,956	$23,090	$18,668
Provision for credit losses	**($1,956)**	$258	$987	$9,398	$1,775
Income tax expense	**$4,896**	$4,564	$4,194	$2,752	$3,400
Net income	**$19,740**	$18,278	$16,775	$10,940	$13,493

	1Q21	4Q20	3Q20	2Q20	1Q20
Efficiency Ratio[1]	**50.96%**	53.30%	50.60%	50.13%	56.45%
Net Interest Margin (FTE)	**2.88%**	3.06%	3.00	3.11%	3.08%
Diluted EPS	**$1.31**	$1.22	$1.11	$0.73	$0.89

Camden NATIONAL CORPORATION

(1) Non-GAAP measure.

Balance Sheet

$ millions	1Q21	4Q20	3Q20	2Q20	1Q20
Loans	**$3,259**	$3,261	$3,313	$3,363	$3,185
Investment Securities	**$1,131**	$1,133	$1,125	$1,068	$980
Total Assets	**$5,089**	$4,899	$5,154	$4,959	$4,595
Deposits	**$4,212**	$4,005	$4,224	$3,996	$3,564
Borrowings	**$246**	$247	$294	$330	$421
Shareholders' Equity	**$532**	$529	$518	$506	$493

	1Q21	4Q20	3Q20	2Q20	1Q20
Total Risk-Based Capital Ratio	**16.00%**	15.40%	15.15%	14.56%	13.81%
Tier 1 Leverage Capital Ratio	**9.61%**	9.13%	8.96%	8.95%	9.53%
Loan / Deposit Ratio	**77%**	80%	78%	83%	89%

Camden NATIONAL CORPORATION

Historical Credit Metrics

Camden National Corp.
Peer Group

NPAs / Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 Q1 '21

NCOs / Average Loans


0.90%
0.75%
0.60%
0.45%
0.30%
0.15%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 Q1 '21

Loan Loss Reserves / Gross Loans(1)


2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 Q1 '21

Nonaccrual Loans / Loans


2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 Q1 '21

(1) CNC loan loss reserves / gross loans as presented under the incurred loss model.
Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets.
Source: S&P Global

Camden NATIONAL CORPORATION

Profitability Trends



ROAA
1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
'12
'13
'14
'15
'16
'17
'18
'19
'20
Q1 '21



Camden National Corp.
Peer Group
ROAE
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
'12
'13
'14
'15
'16
'17
'18
'19
'20
Q1 '21



Net Interest Margin
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
'12
'13
'14
'15
'16
'17
'18
'19
'20
Q1 '21



Efficiency Ratio
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
'12
'13
'14
'15
'16
'17
'18
'19
'20
Q1 '21

Camden NATIONAL CORPORATION

Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets.
Source: S&P Global

Deposit Cost Trend



0.70%
0.35%
0.29%
0.23%
0.19%
0.16%
0.16%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Apr '21
May '21

- Continue to manage deposit rates lower
- CD maturities:
  - 38% of all CDs maturing in the next 6 months
  - $89 million at 0.42% in next 90 days
  - $41 million at 0.43% in next 4-6 months

Camden NATIONAL CORPORATION

Maine Mortgage Banking Activity

Top 15 Lenders	Three Months Ended March 31, 2021		
	Origination Units	Rank	% of Total
Bangor Savings Bank	1,443	1	9.7%
Quicken Loans	1,192	2	8.0%
Camden National Bank	***878***	***3***	***5.9%***
Residential Mortgage Services Inc.	797	4	5.4%
United Wholesale Mortgage	693	5	4.7%
First, N.A.	534	6	3.6%
Kennebec Savings Bank	458	7	3.1%
Key Bank	446	8	3.0%
Machias Savings Bank	380	9	2.6%
CUSO Mortgage Corp.	310	10	2.1%
TD Bank, N.A.	262	11	1.8%
USA - various agencies	250	12	1.7%
Harborone LLC	248	13	1.7%
Atlantic Regional Federal Credit Union	232	14	1.6%
Mortgage Network	226	15	1.5%
All Other Lenders	6,469	-	43.7%
Total	**14,818**		**100.0%**

Source: MRS, Inc.
Data obtained from registry of deeds throughout the state of Maine.

Camden NATIONAL CORPORATION